SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2002
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12560 West Creek Parkway, Richmond, Virginia              23238
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7300
                                                    ------------------------

                            N/A
------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

         On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On December 23, 2002 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended November 30, 2002, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended November 30, 2002 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  January 8, 2003                      By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                   EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                November 30,   February 28,
                                                    2002          2002
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $   10,271    $    7,688
    Accounts Receivable, Net                             --            --
    Inventories                                      47,855        46,818
    Other Receivables                                 5,457         8,199
    Prepaid Expenses                                  3,131         2,429
                                                  ---------     ---------
    Total Current Assets                             66,714        65,134
                                                  ---------     ---------

    Land and Buildings                               19,988        22,821
    Fixtures, Furniture and Vehicles                  9,728         9,077
    Leasehold Improvements                           23,459        23,132
    Construction in Progress                              9            --
                                                  ---------     ---------
    Total Property and Equipment                     53,184        55,030
    Accumulated Depreciation and Amortization        21,323        18,972
                                                  ---------     ---------
    Property and Equipment, Net                      31,861        36,058
                                                  ---------     ---------

    Other Assets                                    104,085       125,554
                                                  ---------     ---------
    TOTAL ASSETS                                 $  202,660    $  226,746
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                  2,716         2,842
    Accrued Expenses                                 27,074        31,042
    Income Tax Currently Payable                        122           766
    Deferred Revenue                                  6,652         8,180
                                                  ---------     ---------
    Total Current Liabilities                        36,564        42,830
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                --            --
    Liabilities Subject to Compromise               711,976       718,972

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,525
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (908,277)     (897,452)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (545,880)     (535,056)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  202,660    $  226,746
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                           One Month Ended    Nine Months Ended
                                          November 30, 2002   November 30, 2002
                                         ------------------  ------------------

Sales                                              $ 25,967          $ 251,407
Costs of Sales                                       14,475            137,429
                                                    -------            --------
    Maintained Margin                                11,493            113,978


Other Income                                          2,157             19,602
                                                    -------            --------
    Total Income                                     13,650            133,580


Selling, General & Administrative Expense            14,766            131,358
Interest Expense                                         54                486
                                                    -------            --------
    Total Operating Expense                          14,820            131,844

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes        (1,170)             1,736

Reorganization Items:
  Store and Distribution Center Exit Costs              (22)              (245)
  Credit Operations Exit Costs                           --                 --
  Asset Impairment                                       --             (7,797)
  Interest Income                                        --                 --
  Trustee Fees                                           --                (34)
  Professional Fees                                    (475)            (4,014)
                                                    -------            --------
     Total Reorganization Items                        (497)           (12,090)

Delivered Sales Adjustment                              712               (471)
                                                    -------            --------
Income (Loss) Before Income Taxes                      (955)           (10,825)
Income Taxes                                             --                 --
                                                    -------            --------
Net Income (Loss)                                  $   (955)          $(10,825)
                                                    =======            ========

Income (Loss) per Share                            $  (0.02)         $   (0.18)

Diluted Shares                                       60,763             60,763

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended    Nine Months Ended
                                           November 30, 2002  November 30, 2002
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                       $   (955)          $ (10,825)
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                      304               2,685
   Reorganization items                               425              12,018
   Change in operating assets and liabilities:
       Accounts receivable                             --                  --
       Other receivables                           (1,238)              3,349
       Inventories                                  2,947              (1,037)
       Prepaid expenses                               169                (535)
       Deferred taxes                                  --                  --
       Deferred revenue                             1,413              (1,528)
       Accounts payable                              (124)             (1,608)
       Accrued expenses                               927              (2,094)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                              3,869                 425
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                 (35)             (1,065)
  Disposals of property and equipment                  20               2,550
  Proceeds from dispositions of fixed
    assets - reorganization                            (2)              1,710
  Miscellaneous investments                         3,406              10,738
                                                 ---------           ---------
Net cash provided by investing activities           3,389              13,933
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       --                  --
  Payments of long-term debt                           --                  (4)
  DIP proceeds (payments) - Revolving Facility         --                  --
  DIP proceeds (payments) - Term Facility              --                  --
  Restricted cash                                  (2,167)            (11,770)
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                             (2,167)            (11,774)
                                                 ---------           ---------
Net increase in cash                                5,091               2,583
Cash at beginning of period                         5,180               7,688
                                                 ---------           ---------
Cash at end of period                           $  10,271         $    10,271
                                                 =========           =========
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